UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 11, 2001

                          ARC Wireless Solutions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                      Utah
                                      ----
                 (State or Other Jurisdiction of Incorporation)

       000-18122                                          87-0454148
       ---------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)


                           4860 Robb Street, Suite 101
                        Wheat Ridge, Colorado 80033-2163
                        --------------------------------
           (Address of principal executive offices including zip code)

                                 (303) 421-4063
                                 --------------
              (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountant

     On December 4, 2001, the Board of Directors of the Registrant determined to dismiss Ernst & Young as the Registrant's principal accountant with the dismissal to be effective upon the occurrence of certain events. The Registrant informed Ernst & Young of this decision on December 5, 2001 and the dismissal was made effective as of December 11, 2001.

     Also effective as of December 11, 2001, the Registrant engaged HEIN + ASSOCIATES LLP as the principal accountant to audit the Registrant's financial statements. The Registrant's Board of Directors has recommended and approved these actions.

     The March 2, 2001 accountants' report (the "Report") of Ernst & Young LLP regarding the financial statements of the Registrant as of and for the years ended December 31, 2000 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements between management and Ernst & Young LLP during the Registrant's two most recent fiscal years or during any subsequent period on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure of a nature which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused that firm to make reference in connection with its Report to the subject matter of the disagreements.

     The Registrant has not, during its two most recent fiscal years and any subsequent interim periods prior to engaging HEIN + ASSOCIATES LLP, consulted with HEIN + ASSOCIATES LLP regarding:

     (i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither written nor oral advice was provided by HEIN + ASSOCIATES LLP which was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) Any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, or an event otherwise required to be reported pursuant to Item 304(a)(1)(iv).

     Ernst & Young LLP has issued a letter addressed to the Securities And Exchange Commission stating whether Ernst & Young LLP agrees with the statements contained in this Form 8-K. A copy of that letter is attached to this Form 8-K as Exhibit 16.


Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          (16) Letter on change in certifying accountants


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act Of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARC WIRELESS SOLUTIONS, INC.


Date:  December 18, 2001                By: /s/ Randall P. Marx
                                        ----------------------------------------
                                        Randall P. Marx, Chief Executive Officer